UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2010

INTERNATIONAL CCE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-167067 (Commission File No.)	27-2197395 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On September 27, 2010, The Coca-Cola Company (“TCCC”) announced that the U.S. Federal Trade Commission and Canadian Competition Bureau have both cleared TCCC’s proposed acquisition of the North American operations of Coca-Cola Enterprises Inc. (“CCE”), subject to certain firewall protective measures with respect to TCCC’s new distribution agreements with Dr Pepper Snapple Group, Inc.  International CCE Inc. anticipates that the acquisition will become effective in the days following CCE’s October 1, 2010 special meeting of shareowners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2010	INTERNATIONAL CCE INC. (Registrant) By: Name: William T. Plybon Title: Vice President, Deputy General Counsel and Secretary